SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
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                                  FORM 8-K
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 2007

                      Delta Mutual, Inc.
    (Exact name of registrant as specified in charter)

           Delaware                                000-30563
  (State or other jurisdiction              (Commission File Number)
      of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960

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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement

      On April 5, 2007 we issued to a lender a convertible promissory note in the principal amount of $266,000, due September 6, 2007 (the "Original Note"), as we disclosed on a current report filed under this item on April 11, 2007. On April 30, 2007, the Company amended the Original Note and issued to the lender and amended and restated convertible promissory note (the "Amended and Restated Note"). The Amended and Restated Note extends the Maturity date to April 5, 2008, provides certain piggyback registration rights and provides additional antidilution protection.


THE ABOVE DESCRIPTION OF THE TERMS OF THE AMENDED AND RESTATED NOTE SUMMARIZES ONLY CERTAIN MATERIAL TERMS OF THE AMENDED AND RESTATED NOTE. FOR THE COMPLETE TERMS OF THE AMENDED AND RESTATED NOTE, REFERENCE IS HEREBY MADE TO THE FULL TEXT THEREOF FILED AS AN EXHIBIT TO THIS REPORT.


Item 9.01  Financial Statements and Exhibits

      (c)   Exhibits

      No.   Description of Exhibit
      ----  -------------------------
      4.7a  Amended and Restated 6% Convertible Promissory Note due April 5,
            2008, issued in the aggregate principal amount of $266,000 on April
            30, 2007.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Delta Mutual, Inc.


Date: May 2, 2007
                                        By: /s/ Peter F. Russo
                                        ----------------------------------------
                                        Peter F. Russo,
                                        President and Chief Executive Officer


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